UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2005
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-26321 (Commission File Number)	98-0204105 (IRS Employer Identification No.)
8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
(Address of principal executive offices)                     (Zip Code)
Registrant’s telephone number, including area code (303) 483-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Other Events
The registrant has announced that it will hold its third quarter earnings conference call on November 4, 2005. In connection with such conference call, the registrant has made available on its website at www.gascoenergy.com, the slide presentation furnished with this current report on Form 8-K. Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document included as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:
99.1	Slide Presentation for Third Quarter Conference Call, dated 11/4/05

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASCO ENERGY, INC.
November 4, 2005	By:	/s/ W. King Grant
W. King Grant
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Slide Presentation for Third Quarter Conference Call, dated 11/4/05